SilverBow RESOURCES®

SilverBow Resources
Corporate Presentation

August 2018

Forward-Looking Statements

THE MATERIAL INCLUDED herein which is not historical fact constitutes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "estimated," "projected," "potential," "anticipated," "forecasted" or other words that convey the uncertainty of future events or outcomes. Although the Company believes that such forward-looking statements are reasonable, the matters addressed reflect management's current plans and assumptions, are subject to numerous risks and uncertainties, many of which are beyond the Company's control, and certain of which are set out in our most recent Form 10-K and Form 10-Q filed with the SEC. The Company can give no assurance that estimates and projections contained in such statements will prove to have been correct. For reconciliations of non-GAAP financial measures, see our website at sbow.com.

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC.

These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to substantially greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data are also based on the Company's good faith estimates, which are derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity.

THIS PRESENTATION includes information regarding our PV-10 at strip pricing as of April 2, 2018 for year end 12/31/17 reserves. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using strip prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC. Please see appendix for a reconciliation of PV-10 to standardized measure.

Company Overview

SBOW
LISTED
NYSE

NYSE Symbol:	SBOW
Market Cap[1]:	$357 million
Enterprise Value[1]:	$633 million
12/31/17 PV-10 Value[2]:	~$731 million
Production 2Q18[3]:	~160 MMcfe/d
Production Mix[4]:	86% Gas
Proved Reserves[2]:	994 Bcfe
% Proved Developed[5]:	43%
Net Acreage 2Q18[6]:	99,926


La Salle
Mc Mullen
Live Oak
Webb

Eagle Ford Focused

- Premier Eagle Ford Gas Driller
- Significant drilling inventory in the Eagle Ford
- Low cost operator
- Balance Sheet Provides Financial and Operational Flexibility
- Veteran Management Team with Substantial Experience in the Play

A Pure Play Eagle Ford Value and Growth Opportunity

(1) Market capitalization value as of August 1, 2018; EV = Market Cap of $357 million (11.667 million shares @ $30.61/sh) plus $275 million of net debt as of 6/30/2018
(2) PV-10 reserves based on 12/31/17 using 4/2/18 strip pricing excluding AWP Olmos properties
(3) Daily average production presented on a three stream basis
(4) Represents reported production mix for 2Q 2018
(5) PV-10 reserves based on 12/31/17; includes PDP and PDNP
(6) Includes 4,512 Net Acres under option to be exercised August 2019

Key Accomplishments 2017

SBOW LISTED NYSE

Commercial	• New executive team in place • Rebranded the Company to SilverBow Resources, Inc. • Re-listed on the NYSE as ticker "SBOW" • Streamlined operations with non-core Eagle Ford divestitures
Operational	• ~40% production growth 4Q17 vs. 4Q16 on pro forma assets • Acquired ~36,500 acres and approximately 370 future drilling locations • Significantly reduced cost structure on South Texas assets driving LOE from $0.52/Mcfe in 2016 to $0.34/Mcfe in 4Q17 • ~1 Tcfe of proved reserves with multi-Tcf of upside • Successful pilot wells in Oro Grande and Uno Mas acreage blocks
Engineering	• Continued testing of enhanced frac design • Drilled longest lateral in company history of over 11,000 ft • Advanced choke management concepts • Drilled largest pad (6 well pad) in Company's history at Fasken
Financial	• 90% EBITDA growth vs 2016 • Significant liquidity • Expanded hedge book • Ample covenant headroom

Key Objectives 2018

SBOW LISTED NYSE

Commercial	• Continue leasing program • Low cost inventory adds • Be opportunistic on active Eagle Ford acquisitions environment • Continue proactive hedging program

Operational	• Estimated production growth of 22% – 37%
	• Drive capital and operating expenses lower
	  • De-bundling and selective aggregation of services
	  • Rigorous commercial management of vendor services
	  • Streamlining – Olmos sale
	• Reduction of LOE from \$0.39/Mcfe in 2017 to \$0.25 – \$0.28/Mcfe in 2018

Engineering	• Testing enhanced completion designs
	  • Proppant volumes
	  • Stage/Cluster spacing
	  • Acid/Diversion volumes
	  • Pressure managed flowback
	• Accelerate development with two-Rig Program – fit for purpose
	  • Shallow asset pad drilling
	  • Deep asset delineation

Executing on Strategy

SBOW LISTED NYSE

Daily Production[1]



(Mmcfepd)
270
240
210
180
150
120
90
60
30
0
134
148
168
154
160
204
187
231
214
2Q17
3Q17
4Q17
1Q18
2Q18
3Q18 (e)
4Q18 (e)
Actuals
Low Guidance
High Guidance

LOE



($mm)
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
($/Mcfe)
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.36
$0.41
$0.34
$0.34
$0.26
$0.27
$0.26
$4.8
$5.8
$5.5
$5.0
$3.8
2Q17
3Q17
4Q17
1Q18
2Q18
FY18 (e)
LOE
$/Mcfe

Cash G&A, Net



($mm)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
($/mcfe)
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.39
$0.32
$0.30
$0.29
$0.31
$0.29
$0.26
$5.2
$4.6
$5.0
$4.2
$4.5
2Q17
3Q17
4Q17
1Q18
2Q18
FY18 (e)(2)
G&A
$/Mcfe

Adjusted EBITDA



($mm)
$50
$40
$30
$20
$10
$0
$27
$31
$42
$36
$31
2Q17
3Q17
4Q17
1Q18
2Q18

Focused on Production Growth and Lower Costs

(1) Excludes noncore properties sold in 2017 and AWP Olmos divestiture in 1Q18. See appendix for details.
(2) Using the midpoint of FY18 production guidance

Underexploited Eagle Ford Gas Fairway

SBOW
LISTED
NYSE



Uno Mas
AWP
Artesia
Fasken
Oro Grande
Legend
Black Oil
Volatile Oil
Condensate
Wet Gas
Gas
0 10 20 40
Miles

Transferring New Completion Technology to Underexploited Areas of the Eagle Ford



New Eagle Ford Gas Wells Per Annum(1)
1,400
1,200
1,000
800
600
400
200
0
391
816
1,171
1,067
965
557
228
129
2010 2011 2012 2013 2014 2015 2016 2017*
Average CLAT (feet) EF Gas wells(1)
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
4,417
4,903
4,984
5,186
5,446
5,669
6,523
6,919
2010 2011 2012 2013 2014 2015 2016 2017*
Average Sand lbs/ft EF Gas Wells(1)
2,000
1,500
1,000
500
0
822
851
891
950
1,305
1,502
1,862
1,870
2010 2011 2012 2013 2014 2015 2016 2017*

(1) Data from IHS report dated February 6, 2018. IHS typically has three month lag potentially rendering 2017 incomplete

Best Gas Take-Away Market in the US

SBOW
LISTED
NYSE

SilverBow Gas Differential to Henry Hub



($ / Mcf)
$0.00
($0.02)
($0.04)
($0.06)
($0.08)
($0.10)
($0.12)
($0.05)
($0.10)
($0.08)
($0.07)
2014
2015
2016
2017

2017 Natural Gas Basis[2]

Full Year 2017



Rockies
($0.41)
San Juan
($0.44)
Panhandle
($0.38)
Waha
($0.42)
Chicago
($0.07)
Marcellus
(Dominion S. Point)
($0.87)
Transco Miss/Ala
($0.05)
Houston Ship Channel
($0.05)

Gulf Coast Markets Yielding $0.35 to $0.70 / Mcf Higher Net Backs

Sources of Demand Growth[1]



+3-4 Bcf/d
Petrochemical Complex
Significant Existing
Midstream Infrastructure
+4-8 Bcf/d
LNG Exports
+1-3 Bcf/d
Mexico Exports

Increasing Demand from Petrochemical Complex, LNG Exports, and Mexico Exports Yields Favorable Differentials

(1) Source: EIA Annual Energy Outlook – 2018
(2) Source: Platt's Inside GMR vs. Henry Hub

Top Tier Gas Well Performance

SBOW
LISTED
NYSE



First Twelve-Months Cumulative Gas Production (Mmcf)
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
SilverBow
Other
Benchmarks
Top 50 Average
Top 10% Average
Top Quartile Average
2nd Quartile Average
3rd Quartile Average
4th Quartile Average

SilverBow Has Drilled 28 of the Top 50 Eagle Ford Gas Wells

Source: Drilling Info first 12 month cumulative gas production for Eagle Ford gas wells. Database includes approx. 2,500 EF gas wells
Performance benchmarks include SilverBow wells. Data as of 4/15/2018

Portfolio Overview

SBOW
LISTED
NYSE

Area (% Avg WI)	Net Acres	Gross Undrilled Locations[1]	% Gas	# Prod Wells[2]
Fasken Area (64% - 100%)	7,722			
Lower EF Gas		20	100%	68
Upper EF Gas		73	100%	6
Austin Chalk Gas		60	100%	0
AWP Area (88% - 100%)	41,630			
North LEF Oil		46	20%	74
N. Austin Chalk Oil		12	20%	0
South LEF Gas		169	78-100%	23
Artesia Area (88% - 100%)	13,225			
North LEF Cond.		22	45%	18
South LEF Cond.		52	45%	29
Oro Grande Area (100%)	24,485			
Lower EF Gas		100	100%	4
Uno Mas Area (100%)	12,865			
Lower EF Gas		60	100%	1
Upper EF Gas		46	100%	0
Other[3]		40		112
Totals[2]	99,926	700		335



Uno Mas
PIONEER
AWP
CARRIZO
La Salle
EP ENERGY
Dimmit
Artesia
BHP
SANCHEZ
CHESAPEAKE
SIERRA
XTO
Live Oak
noble energy
SM ENERGY
McMullen
Oro Grande
Duval
Webb
Fasken
Laredo
Mexico
Legend:
Eagle Ford Trend
99,926 net Eagle Ford acres
335 producing wells
0
10
20
40
Miles

99,926 Net Eagle Ford Acres in Core Gas and Condensate Windows

(1) As of 6/30/2018; gross locations are on Company operated lease acreage and classified as proven undeveloped, probable, and contingent reserves. Not all acreage may be prospective. Locations are considered Lower Eagle Ford unless stated otherwise

(2) As of 6/30/2018, adjusted for AWP Olmos divestiture in 1Q18. Excludes two wells waiting on completion in Oro Grande

(3) Other includes certain vertical Olmos wells that cumulatively represent <1% of production in 1Q18

Type Curves Indicate Strong Returns in Current Price Environment

SBOW LISTED NYSE

IRR's Across SilverBow's Portfolio ($3.00 gas / $50.00 oil)[1]



124%
94%
60%
43%
41%
41%
Fasken Lower EF
Artesia North LEF Cond.
Oro Grande Lower EF
AWP South LEF Gas
Uno Mas Lower EF
Fasken Upper EF

	Fasken Lower EF	Artesia North LEF Cond.	Oro Grande Lower EF	AWP South LEF Gas	Uno Mas Lower EF	Fasken Upper EF
Producing Wells[2]	68	18	4	23	1	6
Drilling locations[2]	20	22	100	169	60	73
Type curve EUR (Bcfe)	14	9	14	11	12	10
Type curve EUR / 1,000 ft	1.9	1.2	1.9	1.5	1.6	1.3
Lateral length	7,500	7,500	7,500	7,500	7,500	7,500
Well Cost ($mm)[3]	$4.7	$5.0	$7.9	$6.0	$7.9	$4.7
NPV-10 ($mm)	$6.3	$8.2	$6.9	$5.4	$4.7	$2.5
IRR (%)	124%	94%	60%	43%	41%	41%
Payback (years)	0.7	1.3	1.6	2.3	2.0	2.3

Core Eagle Ford Acreage With Compelling Returns

(1) Assumes current drill and complete, transportation and processing, and royalty cost structure. Returns reflect midpoint of given ranges. Please see type curve analysis for more information
(2) As of 6/30/2018
(3) Cost includes: locations, roads, area specific D&C, 10 days of flowback, tubing installation, and facilities hook-up

SBOW
LISTED
NYSE

Fasken Lower & Upper Eagle Ford

2017 & 2018 Activity

	Wells	Area	Prop #/ft.	Stage Spacing	Cluster Spacing	Delivery Constrained+
2017	52H	LEF	1,440	301'	36'	Partial
2017	53H	LEF	1,399	307'	36'	Partial
2017	54H	LEF	1,434	300'	36'	Partial
2017	55H	LEF	1,442	300'	36'	Partial
2017	56H	LEF	1,500	286'	34'	Partial
2017	57H	LEF	1,516	282'	33'	Partial
2017	58H	LEF	1,473	291'	35'	Partial
2017	59H	LEF	1,531	301'	36'	Constrained
2017	60H	LEF	1,520	301'	36'	Constrained
2017	61H	LEF	1,551	294'	35'	Constrained
2017	62H	LEF	1,524	301'	36'	Constrained
2017	*63H	LEF	1,400	298'	38'	Constrained
2017	64H	LEF	1,462	345'	37'	Constrained
2017	101H	UEF	1,478	303'	61'	Constrained
2017	102H	UEF	1,464	302'	49'	Constrained
2017	**106H	UEF	2,157	220'	26'	No Constraint
2018	65H	LEF	1,320	347'	33'	Constrained
2018	66H	LEF	1,509	347'	37'	Constrained
2018	67H	LEF	1,442	347'	37'	Constrained
2018	103H	UEF	1,502	241'	24'	No Constraint
2018	104H	UEF	1,724	218'	19'	No Constraint
2018	105H	UEF	1,492	305'	32'	No Constraint
2018	68H	LEF	2,536	176'	15'	Constrained
2018	69H	LEF	1,973	242'	24'	Constrained
2018	70H	LEF	1,516	277'	30'	Constrained
2018	107H	UEF	2,542	190'	15'	No Constraint
2018	108H	UEF	2,016	247'	25'	No Constraint
2018	109H	UEF	1,573	264'	29'	No Constraint

+ Contractual Field Sales Limit of 190 MMcf/d gross production
* 25% of CLAT Completed in UEF
** 2016 Completion


Cumulative vs. Lower EF Type Curve
Gas Volume (MMcfe)
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)


Cumulative vs. Upper EF Type Curve
TC Fasken UEF 10 Bcfe
Fasken State 101H
Fasken State 102H
Fasken State 103H
Fasken State 104H
Fasken State 105H
Fasken State 106H
Fasken State 107H
Fasken State 108H
Fasken State 109H
Gas Volume (MMcfe)
2,500
2,000
1,500
1,000
500
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)

Southern Eagle Ford Gas – Oro Grande, Uno Mas, & AWP

SBOW
LISTED
NYSE

2017 & 2018 Activity

- 7 Oro Grande (NMC) Spuds and 7 Completions
- 5 Uno Mas (GKT) Spuds and 3 Completions
- 6 AWP Spuds and 4 Completions

Wells	Area	Prop #/ft	Gross Avg. EF Thickness	Estimated BHP 30 day psi	Choke Mgmt.*
NMC EF 1H	LEF	3,437	281'	10,172	Moderate
NMC EF 2H	LEF	2,403	285'	9,847	Conservative
NMC EF 3H	LEF	3,696	300'	8,532	Moderate
NMC EF 4H	LEF	3,686	302'	8,122	Moderate
**Bracken JV 15H	LEF	1,400	239'	7785	Moderate
**Bracken JV 16H	LEF	1,413	229'	7,833	Moderate
Bracken JV 21H	LEF	1,386	296'	8968	Moderate
Bracken JV 22H	LEF	1,461	291'	9,125	Moderate
Bracken EF 25H	LEF	2,387	300'	9,784	Moderate
Bracken EF 26H	LEF	2,745	280'	10,383	Moderate
GKT-MAP 1H	LEF	2,297	313'	10,630	Conservative

* Choke Management: Conservative <18/64", Moderate 18-34/64", Aggressive > 34/64"
** 2014 Completions

Infrastructure Development

- Gathering systems
- Separation facilities
- Treating facilities
- Ancillary surface needs



Cumulative vs. Type Curve
Gas Volume (MMcfe)
4,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
0 1 2 3 4 5 6 7 8 9 10 11 12
Normalized Flowing Time (Months)



AWP
Uno Mas
Oro Grande
GKT-MAP EF 1H
Bracken 25H & 26H
NMC EF 1H
NMC EF 2H
SBOW Southern
EF Gas
~55,000 Acres

Top Quartile Operating Expenses

Total Operating Expenses – 1st Quarter 2018


(Pre-G&A, $ / Mcfe)
$2.50
$2.00
$1.50
$1.00
$0.50
$-
Peer Group Avg. (excl. SBOW) : $1.40
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Peer H
Peer I
SilverBow
Peer J
Pro Forma SBOW(1)

Note: Total operating expenses include production taxes, gathering and transportation and lease operating expenses.
Source: Company Filings

Peers (in alphabetical order) include: Approach Resources, Comstock Resources, Eclipse Resources, Gastar Exploration, HighPoint Resources (fka Bill Barrett), Jones Energy, Penn Virginia, Sanchez Energy, SandRidge Energy, Wildhorse Resources

(1) Pro Forma for AWP Olmos divestiture in 1Q18

Culture of Continuous Capital Cost Optimization

SBOW LISTED NYSE

Drilling Cost Per Well[1][2]



($000)
$6,000
$4,000
$2,000
$0
58% Decline
$4,560
$3,085
$2,317
$1,776
$1,933
2013
2014
2015
2016
2017

Average Drilling Cost Per Lateral Foot[1]



($ / foot)
$1,000
$750
$500
$250
$0
67% Decline
$788
$435
$326
$247
$259
2013
2014
2015
2016
2017

Completion Well Cost[1]



($000)
$6,000
$4,000
$2,000
$0
40% Decline
$4,395
$4,533
$3,550
$3,091
$2,630
2013
2014
2015
2016
2017

Completion Cost Per Stage[1]



($ / stage)
$400
$300
$200
$100
$0
54% Decline
$245
$238
$142
$99
$113
2013
2014
2015
2016
2017

(1) Indicative of Fasken well costs; D&C costs are exclusive of location costs and tubing installs
(2) Drilling well cost represents rig release to rig release

Capital Budget 2018

SBOW LISTED NYSE

2018 Capital Budget



AWP - 13%
Oro Grande - 16%
Fasken UEF - 18%
70% D&C
Uno Mas, 5%
Artesia - 4%
Fasken LEF - 14%
Leasing/Land - 10%
Facilities / Optimization / Other - 20%

2018 Capital Program: $245 - $265 million

Activity by Area

	Net Wells Drilled	
	2017	2018
Fasken LEF & UEF	5.8	13.2
AWP	2	7
Oro Grande	2	5
Uno Mas	1	3
Artesia	7	4
Total	**17.8**	**32.2**

2018 Capital Budget Breakdown

Drill & Complete	$175 - $185
Leasing / Land	$25 - $30
Facilities / Optimization / Other	$45 - $50
Total 2018 CapEx	**$245 - $265**

Note: Budget subject to adjustments based on changes in commodities and costs

Guidance 2018

SBOW LISTED NYSE

	ACTUAL					GUIDANCE	
	3Q17	4Q17	FY17	1Q18	2Q18	3Q18	FY18
Production Volumes:							
Oil (bbls/d)	1,852	2,486	1,876	1,968	1,546	1,475 – 1,600	1,625 – 1,750
NGL (bbls/d)	2,900	3,773	2,866	2,759	2,313	2,825 – 3,050	2,615 – 2,850
Gas (MMcf/d)	127	140	125	132	137	161 – 176	153 – 163
Total Reported Production (MMcfe/d)	**156**	**177**	**154**	**161**	**160**	**187 – 204**	**179 – 191**
Product Pricing:							
Natural Gas NYMEX Differential ($/Mcfe)	$0.01	($0.05)	($0.07)	$0.00	$0.13	$0.00 – $0.06	N/A
Crude Oil NYMEX Differential ($/Bbl)	$(1.27)	$2.23	($0.44)	$1.72	$0.65	$0.50 - $1.50	N/A
Natural Gas Liquids (% of WTI)	45%	44%	42%	36%	37%	33% - 36%	N/A
Costs and Expenses							
Lease Operating ($/Mcfe)	$0.41	$0.34	$0.39	$0.34	$0.26	$0.25 - $0.27	$0.26 - $0.27
Transportation and Production ($/Mcfe)	$0.34	$0.32	$0.34	$0.35	$0.37	$0.36 - $0.38	$0.34 - $0.36
Production Taxes (% of Revenues)	5.1%	3.1%	4.2%	5.7%	5.2%	5.0% - 6.0%	5.0% - 6.0%
G&A Expenses (Cash Only, $MM)	$4.6	$5.0	$23.2	$4.2	$4.5	$4.6 - $5.2	$18.1 - $19.1
DD&A Expense ($/Mcfe)	$0.82	$0.89	$0.84	$0.91	$0.90	$0.90 - $0.95	$0.90 - $0.95
Cash Interest Expense ($MM)	$2.7	$3.2	$11.3	$5.6	$6.0	$5.5 - $6.5	N/A


SilverBow
RESOURCES

Financial Summary

Financial Discipline is Integral to Strategy

SBOW LISTED NYSE

- **Preserve financial flexibility**
  - Maintain strong liquidity position
  - Active hedge program to protect cash flows
  - Patient capital structure
- **Relentless focus on driving down costs**
  - Monetize non-core assets to further streamline operations
- **Disciplined capital allocation focused on full-cycle returns**
  - "Cash is King" mindset
  - Generate returns-focused production growth
  - Model downside & upside commodity price scenarios
- **Maintain healthy RBL syndicate**
  - Conservative target leverage

Strong Liquidity Provides Financial Flexibility

SBOW LISTED NYSE

- **Significant Liquidity of ~$255 million[(1)]**
- **No Near-Term Maturities**
- **Revolving Credit Facility (due 2022)**
  - $330 million borrowing base
  - LIBOR + 2.25%-3.25%
  - 12 banks led by JP Morgan
  - Total Debt / LTM Adj. EBITDA <4.0x
- **Second Lien Facility (due 2024)**
  - $200 million outstanding
  - LIBOR + 7.50%
  - NC2, 102, 101, Par
  - Total Debt / LTM Adj. EBITDA <4.5x

NYSE Symbol	SBOW
Share Price (8/1/18)	$30.61
Shares Outstanding (8/1/18)	11.667
Equity Market Capitalization	$357.1
Plus: Revolving Credit Facility[(1)]	82.0
Plus: Second Lien[(1)]	200.0
Less: Cash[(1)]	6.6
Enterprise Value	$632.5

Note: All values in millions, except per share value amounts



$350
$300
$250
$200
$150
$100
$50
$0
2018
2019
2020
2021
2022
2023
2024
$330
Undrawn
Credit Facility
$82
$200
Second Lien

Fully Funded Capital Program Using Cash Flows from Operations and Borrowings under Credit Facility

(1) As of 6/30/2018

Hedging Summary[1]

- SilverBow actively hedges in order to protect projected returns and support planned capital expenditures
  - Bias towards swaps and collars
- Hedge volumes for balance of 2018 cover ~70% of 2018 production guidance midpoint
- NGL Hedge volumes in 2018 are approximately 1,230 Bbls/d in 3Q18 and 1,620 Bbls/d in 4Q18

	Balance 2018	2019	2020
SBOW Wtd Avg NYMEX Hedge Gas Price	$2.92	$2.91	$2.79
SBOW Wtd Avg NYMEX Hedge Oil Price	$52.32	$52.75	$52.35
SBOW Wtd Avg Mount Belvieu Hedge NGL Price	$22.05	N/A	N/A

Natural Gas Hedging


(Mcfpd)
($ / Mcf)
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Mcf/d
$3.20
$3.10
$3.00
$2.90
$2.80
$2.70
$2.60
$/Mcf
3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2018
2019
2020
Hedged Volume
Hedged Price

Oil Hedging


(Bblpd)
($ / Bbl)
1,600
1,400
1,200
1,000
800
600
400
200
0
Bbls/d
$55
$54
$53
$52
$51
$50
$49
$48
$47
$46
$45
$/Bbl
3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2018
2019
2020
Hedged Volume
Hedged Price

Mitigating Price Volatility with an Active Hedging Program

(1) Hedge information is as of 6/30/2018. For more detailed hedging information, please see the Company's most recent quarterly report. The above analysis assumes 1 Mcf equals 1 MMBtu



Conclusion

Compelling Potential Valuation


Acquisitions
Leasing
Probable Reserves
Southern AWP
Uno Mas
Oro Grande
UEF Fasken
$731
Current Enterprise Value: $633 million
Strip PV10(1)

Value and Growth Investment Opportunity

(1) Internally estimated proved reserves as of 12/31/17 using Strip pricing as of 4/2/18, excluding AWP Olmos properties


SilverBow
RESOURCES

Appendix

Adjusted EBITDA Reconciliation

SBOW
LISTED
NYSE

($ thousands)	2017		2018	
	Q3	Q4	Q1	Q2
Net Income	$ 12,884	$ 25,137	$ 8,466	$ 2,319
Adjustments to EBITDA				
DD&A	11,832	14,558	13,131	13,096
Accretion of ARO	582	600	159	84
Interest, net	2,868	3,953	5,890	6,585
Derivative (gain) / loss	1,603	(3,448)	6,355	10,752
Derivative cash settlements	(63)	807	735	(3,212)
Income tax expense / (benefit)	--	(1,954)	--	328
Non-cash Equity Compensation	1,403	2,311	1,359	1,316
Adjusted EBITDA	$ 31,109	$ 41,964	$ 36,095	$ 31,268

Reconciliation of PV-10 to Standardized Measure

SBOW
LISTED
NYSE

Estimates of future net revenues from our proved reserves, Standardized Measure and PV-10 (PV-10 is a non-GAAP measure defined below), as of December 31, 2017 is made in accordance with SEC criteria, which is based on the preceding 12-months' average adjusted price after differentials based on closing prices on the first business day of each month, excluding the effects of hedging and are held constant, for that year's reserves calculation, throughout the life of the properties, except where such guidelines permit alternate treatment, including, in the case of natural gas contracts, the use of fixed and determinable contractual price escalations. We have interests in certain tracts that are estimated to have additional hydrocarbon reserves that cannot be classified as proved and are not reflected in the following table.

The following prices are used to estimate our SEC proved reserve volumes, year-end Standardized Measure and PV-10. The 12-month 2017 average adjusted prices after differentials were $2.95 per Mcf of natural gas, $50.38 per barrel of oil, and $20.32 per barrel of NGL.

As noted above, PV-10 Value is a non-GAAP measure. The most directly comparable GAAP measure to the PV-10 Value is the Standardized Measure. We believe the PV-10 Value is a useful supplemental disclosure to the Standardized Measure because the PV-10 Value is a widely-used measure within the industry and is commonly used by securities analysts, banks and credit rating agencies to evaluate the value of proved reserves on a comparative basis across companies or specific properties without regard to the owner's income tax position. We use the PV-10 Value for comparison against our debt balances, to evaluate properties that are bought and sold and to assess the potential return on investment in our oil and gas properties. PV-10 Value is not a measure of financial or operating performance under GAAP, nor should it be considered in isolation or as a substitute for any GAAP measure. Our PV-10 Value and the Standardized Measure do not purport to represent the fair value of our proved oil and natural.

The following table provides a reconciliation between the Standardized Measure and PV-10 Value of the Company's proved reserves:

(in millions, as of December 31, 2017)	2017
Standardized Measure of Discounted Future Net Cash Flows	$ 732
Future income taxes (discounted at 10%)	73
SEC PV-10 Value	**$ 805**

PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.